EXHIBIT 99.1

PRESENTATION

Enterprise Products Partners L.P. Wachovia Securities Kick the Tires Tour May 31, 2006

Forward Looking Statements This presentation contains forward-looking statements and information that are based on Enterprise’s beliefs and those of its general partner, as well as assumptions made by and information currently available to them. When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the contemplated transaction and the plans and objectives of Enterprise for future operations, are intended to identify forward-looking statements. Although Enterprise and its general partner believe that such expectations reflected in such forward looking statements are reasonable, neither it nor its general partner can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those Enterprise anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on Enterprise’s results of operations and financial condition are: Fluctuations in oil, natural gas and NGL prices and production due to weather and other natural and economic forces; A reduction in demand for its products by the petrochemical, refining or heating industries; The effects of its debt level on its future financial and operating flexibility; A decline in the volumes of NGLs delivered by its facilities; The failure of its credit risk management efforts to adequately protect it against customer non-payment; Terrorist attacks aimed at its facilities; The failure to successfully integrate any future acquisitions; and The failure to successfully integrate its operations with assets or companies, if any that it may acquire in the future. Enterprise has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Premier Network of Midstream Energy Assets

Proven Growth, Superior Returns

Diversified Business Mix NGL Pipelines & Services (51%) Natural gas processing plants & related marketing activities NGL fractionation plants NGL pipelines and storage Onshore Natural Gas Pipelines & Services (31%) Natural gas pipelines Natural gas storage facilities Offshore Pipelines & Services (7%) Natural gas pipelines Oil pipelines Platform services Petrochemical Services (11%) Propylene fractionation facilities Butane isomerization facilities Octane enhancement facilities Gross Operating Margin by Segment (Year Ended December 31, 2005)

Strong Results Since Merger Due to Diversified Businesses Cash flows and operating results reflects benefits of integrated value chain and fee-based businesses This in spite of three major hurricanes in the last two years Effectively hedged to swings in commodity prices DCF for 1Q05 includes proceeds of $42MM from the sale of Enterprise’s 50% ownership in Stingray Pipeline Gross operating margin for 2Q05 is negatively impacted by an $11MM charge for costs of refinancing project finance debt for Cameron Highway. DCF for 2Q05 includes proceeds of $47.5MM received from Cameron Highway as part of the proceeds from the refinancing of its debt.

Strong NGL Industry Fundamentals Since Downturn in 2003 U.S. ethylene production has rebounded from the mid-year 2003 troughs Key factors are the economy and GDP growth, plant operating rates and gas-to-crude price ratio Ethane extraction increases as ethylene production increases History has shown that industry flexibility to switch off ethylene diminishes as ethylene production remains at 53 billion lbs/year or higher Gas-to-crude ratios and crack spreads are less of a factor as ethylene production rates remain at or greater than 53 billion lbs/year

Access to Supply Growth Drives Expansion Strategies

Major Growth Projects Overview1 Diversified Portfolio of Capital Projects Capital Spending by Year

Gross Operating Margin Potential Major Growth Projects1 2006 is a bridge year in this construction cycle Increase in gross operating margin is compared to a 2005 base Does not account for potential additional organic growth projects or acquisitions This summary includes selected major growth capital projects which were completed in 2004 or 2005 and projects currently under construction or development

Western U.S. Growth Strategy Rocky Mountain Expansion Projects EPD will benefit from natural gas and NGL production growth from Rockies New investments include: Pioneer Processing Plant Jonah Gathering JV Meeker Processing Plant 50 MBPD expansion of Mid-America Pipeline (“MAPL”) 75 MBPD Hobbs NGL fractionator

Western U.S. Growth Strategy Expected Natural Gas Volume Growth in Rockies Between 2005 and 2010 industry experts expect natural gas production from the Rockies to increase by 33%, or 2.4 Bcf/d 7.3 - 9.7 Bcf/d Basins characterized by low producer finding costs, long-lived reserves and limited midstream infrastructure

Western U.S. Growth Strategy Expected NGL Volume Growth in Rockies1 MAPL Rocky Mountain leg flowed at 90%+ of 225 MBPD capacity in 2005 MAPL Phase I 50 MBPD expansion under construction Project expected to be completed mid-2007

Western U.S. Growth Strategy Jonah and Pinedale Area Growth Jonah / Pinedale cumulative production - 2.1 Tcf with 30 Tcf ultimate recoverable reserves1 Production expected to grow from 1.2 to 3.5 Bcf/d (2005 -2012)1 Jonah Gas Gathering Joint Venture expansion underway to increase system capacity to 2 Bcf/d and reduce wellhead pressure Executed long-term contract with EnCana to process current and future volumes EPD 100% owned Pioneer Processing Plant (650 MMcf/d) to produce 30 MBPD of NGLs by 3Q07

Western U.S. Growth Strategy Piceance Basin Processing Plant Piceance Basin is a prolific unconventional gas play with volume growth of 20% per year Production expected to grow from 0.9 to 1.4 Bcf/d (2005 - 2012)1 Executed long-term contract with EnCana to process up to 1.3 Bcf/d of natural gas Meeker Plant Phase I - 750 MMcf/d to produce up to 35 MBPD of NGLs Plant and 50-mile lateral to MAPL completed by 2Q07

Western U.S. Growth Strategy Fractionation Expansion - Hobbs EPD controlled NGL fractionation volumes consistently exceeded EPD’s 210 MBPD capacity at Mont Belvieu in 2005 requiring offloads to 3rd parties MTBV West Texas II fractionation expansion (15 MBPD) operational in April 2006 75 MBPD Hobbs fractionator located on the interconnect between MAPL and Seminole Supported by increased Rockies / San Juan / Conway NGL volumes from Phase I MAPL Expansion Supports increased demand for local, Conway and Western U.S. markets Operational in mid-2007 Related Projects Conway storage acquisition - 3Q05 48 MBPD expansion of MAPL Central System - 4Q06

Deepwater GOM Growth Strategy Enterprise Gulf of Mexico Assets Active in the Gulf of Mexico since 1993 Integrated pipeline and platform network covers major corridors with active developments New projects supported by substantial reserve and fixed fee commitments Hurricanes delay production ramp-up to 2006-07

Deepwater GOM Growth Strategy Constitution Oil & Gas Pipelines Owner / Operator - EPD First production - February 15, 2006 (ahead of schedule) Currently producing 28 MBPD and 26 MMcf/d Feeds downstream Anaconda, Cameron Highway and Poseidon pipelines Kerr McGee recently announced new oil discovery at Caesar (10 miles east)

Deepwater GOM Growth Strategy Independence Hub Platform & Trail Pipeline Hub (80% Enterprise) / Pipeline (100% Enterprise) Expanded Hub and Pipeline to 1 Bcf/d capacity Three additional discoveries since project was sanctioned Producers - Anadarko, Kerr-McGee, Dominion, Hydro, Devon New 134-mile 24” gas pipeline 85% costs locked-in

Deepwater GOM Growth Strategy Independence Construction Update April 14 / July 2006 - Pipelay installation, SCR complete April 23 / May 2006 - Suction pile installation May 9 / June 2006 - Hull en route from Singapore Topside fabrication ~95% complete July / Oct 2006 - Integration and pre-commissioning of topside and hull Oct / Dec 2006 - Platform installation and commissioning Dec 2006 - Mechanical completion Dec 2006 / Feb 2007 - Pipeline commissioning April / May 2007 - First production

Financial Overview

First Quarter 2006 Recap Delivered record gross operating margin of $313 million and EBITDA of $301 million Revenue and operating income increased by 27% and 17%, respectively from first quarter 2005 Strong contributions from NGL pipelines, onshore natural gas pipelines and storage, and our petrochemical services business Offshore assets continued to be impacted by reduced throughput from last year’s hurricanes; offset by onshore assets benefiting from higher volumes and stronger margins Increased cash distributions to unitholders by 9% over the first quarter 2005 distribution; provided 1.1x coverage Current quarterly rate is $0.445/unit; $1.78/unit annualized

First Quarter 2006 Recap (Con’t) Made substantial progress on our organic growth projects Constitution pipelines completed ahead of schedule Completed San Juan optimization project Completed expansion of NGL fractionator at MTBV Expanded scope of Independence Hub & Trail project to 1 Bcf/d Announced expansion of our propylene splitter at MTBV Announced new processing plants in Jonah/Pinedale fields and Piceance Basin that extend NGL value chain in the Rockies

Financial Position EPD is in the second year of a major construction phase that is expected to provide significant growth in gross operating margin beginning in late-2006 / early-2007 Investment grade ratings supported by strong balance sheet and financial flexibility Higher cash flow returns on capital investment coupled with EPD’s lower GP splits capped at 25% should provide for attractive total return

EPD’s Organic Growth and Lower Cost of Capital Drives Cash Flow Accretion “Cash is King” in the partnership sector Cash flow generated by a new investment supports the long-term cost of capital to fund the investment plus provides accretion for existing LP units outstanding Many analysts/investors focus only on the current cash cost of equity capital which ignores the cost of future distribution increases including distributions to the GP through incentive distribution rights (IDRs) Recent acquisitions of mature assets at EBITDA multiples of 10x and greater may provide accretion in near term, but may result in dilution in future years as LP & GP distributions increase EPD’s combination of higher returns associated with organic growth projects and 25% cap on GP IDRs should provide enduring accretion versus partnerships with lower return acquisitions and 50% GP IDRs

Unique Ownership Structure Value of interests in EPD and EPE of $6.4 billion Chairman and co-founder of EPD gets no compensation from EPD Sponsor has long-term investment horizon Sponsor has consistently been supportive of growth in EPD

Overview of Results

Capitalization Avg. life of debt - 10.8 years Avg. interest rate - 5.67%

Key Investment Considerations Leading business positions across the midstream energy sector with strategically located assets that access the most prolific supply basins and largest consuming regions of the U.S. One of the strongest organic growth profiles in the industry Lower cost of capital than many of our competitors Increasing cash distributions leading to attractive returns GP / Management’s interests aligned with limited partners through peer-leading ownership position

Enterprise Products Partners L.P. Questions and Answers

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